MANAGERS TRUST I

MANAGERS CALIFORNIA INTERMEDIATE TAX-FREE FUND

Supplement dated November 8, 2007 to the

Prospectus dated March 1, 2007 (as supplemented September 14, 2007)

The following information supplements and supersedes any information to the contrary relating to the Managers California Intermediate Tax-Free Fund (the “Fund”), a series of Managers Trust I, contained in the Fund’s Prospectus dated March 1, 2007 (as supplemented September 14, 2007).

On page 43 of the Prospectus, after the fourth paragraph under “Taxability of Transactions”, the following is hereby added:

The U.S. Supreme Court has agreed to hear an appeal of a lower court decision generally invalidating a state’s ability to exempt the interest on bonds issued by the state and its political subdivisions from state income tax without similarly treating the interest on municipal bonds issued by other states and their respective political subdivisions. If the Supreme Court affirms the lower court’s decision, states and their political subdivisions currently providing this preferential tax treatment for their own municipal securities may decide to treat the interest on all municipal securities, including municipal securities held by the Managers California Intermediate Tax-Free Fund, as taxable income at the state and local levels in response to the Court’s decision. That treatment may subject shareholders to increased state and local taxes and cause the value of municipal securities, including municipal securities held by the Managers California Intermediate Tax-Free Fund, to be adversely affected.

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

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